Exhibit 10.2

STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Purchase Agreement”) is made as of this 15th day of December, 2003, by and between ISCO International, Inc., a Delaware corporation (the “Company”), and Morgan & Finnegan, L.L.P. (the “Purchaser”).

BACKGROUND

Upon the terms and conditions set forth in this Agreement, the Company desires to sell to the Purchaser, and the Purchaser desires to acquire from the Company, the number of shares of the Company’s common stock set forth below as consideration for the resolution of all claims that the Company and Purchaser have or may have against each other in accordance with the terms of the Settlement and Release of even date herewith (the “Settlement and Release” and together with the Purchase Agreement, the “Agreements”)).

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby and in consideration of the premises and mutual covenants contained herein, agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE SHARES

1.1 Purchase and Sale. Subject to the terms and conditions herein set forth, the Company agrees that it will issue to the Purchaser and the Purchaser agrees that it will acquire from the Company, on the Closing Date, 1,000,000 shares of common stock of the Company (the “Shares”) in consideration of the execution of the Settlement and Release.

1.2	Closing. The issuance and purchase of the Shares shall occur at such time and place as the Company and the Purchaser may agree in writing (the “Closing Date”). At the Closing, the Company shall deliver to the Purchaser the Shares against delivery by the Purchaser of the Settlement and Release.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1 Company Representations and Warranties.

The Company hereby represents, warrants, acknowledges and/or agrees as follows:

(a) The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(b) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) The Shares being sold hereunder have been duly authorized, and when issued and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(d) None of the execution and delivery of the Agreements, the issuance and sale of the Shares by the Company hereunder, the fulfillment of the terms hereof or the consummation of the transactions contemplated herein, will (i) violate any law, rule, regulation, judgment, injunction, decree, determination, award or order of any court or governmental agency or instrumentality, domestic or foreign, or (ii) conflict with or result in any breach of any of the terms of or constitute a default (with or without the giving of notice or the passage of time or otherwise) under, or result in the termination of or the creation or imposition of any mortgage, lien, security interest or other charge or encumbrance of any nature under the terms of: (A) any material contract or agreement to which the Company is a party or by which the Company or any of the assets and properties of the Company is bound, other than any such conflict, breach or default that would not have a material adverse effect; or (B) the Company’s Certificate of Incorporation or Bylaws. None of the execution and delivery of the Agreements, the issuance and sale of the Shares by the Company hereunder, the fulfillment of the terms hereof or the consummation of the transactions contemplated herein, requires any consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental or public body or authority or any other person, except for such notices, consents or approvals which have previously been obtained or which will be obtained on or before the Closing Date and notices and filings that may be required under applicable state and federal securities laws that will be undertaken by the Company after the Closing Date.

2.2 Purchaser Representations and Warranties.

The Purchaser hereby represents, warrants, acknowledges and/or agrees as follows:

(a) The Purchaser is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Purchaser has full power and authority to own, operate and occupy its properties, and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

(b) The Purchaser has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Purchaser and constitute legal, valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) (i) The Purchaser is purchasing the Shares for investment purposes only for the account of the Purchaser and not with any view toward a distribution thereof, (ii) the Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Shares, and the Purchaser has no present plans to enter into any such contract, undertaking, agreement or arrangement, and (iii) the Purchaser understands, acknowledges and consents that it will have to bear the economic risk of its investment in the Shares for an indefinite period of time.

(d) The Purchaser has sufficient financial resources available to sustain the loss of all or a portion of the Purchaser’s investment in the Company, has no need for liquidity in the investment in the Company and is able to bear the economic risk of the investment.

(e) The Purchaser acknowledges receipt and review of the Company’s filings with the Securities and Exchange Commission. The Purchaser acknowledges that it has been furnished any and all materials that it has requested relating to the Company or the Shares and that the Purchaser has been afforded the opportunity to ask questions of, and receive answers from, the management of the Company concerning the Company and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided to the Purchaser or otherwise to make an informed investment decision. The Purchaser understands that such information constitutes current information about the Company and does not in any way guarantee future performance or the completion of future proposed events discussed in such material.

(f) The Purchaser is sophisticated and experienced in investment matters, and, as a result, the Purchaser is in a position to evaluate an investment in the Company and has the capacity to protect the Purchaser’s own interests in connection with this transaction.

(g) The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

(h) The Purchaser understands that (i) the Shares have not been registered under the Securities Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the

Securities Act or other exemption thereunder, (ii) the Shares (or any part thereof) may not be sold, transferred or otherwise disposed of in the absence of an effective registration statement for the Shares under the Securities Act and all applicable state securities laws, or unless an exemption from such registration is available, (iii) the Shares are and will be “restricted securities,” as defined in Rule 144 of the Rules and Regulations promulgated under the Securities Act, and (iv) the Company has no obligation or intention to register any of Shares for resale under the Securities Act or any state securities laws, or to take any action (including the filing of reports or the publication of information required by Rule 144 under the Securities Act) which would make available any exemption from the registration requirements of such laws.

(i) The Purchaser agrees that it will not sell, transfer, assign or otherwise dispose of any Shares or any interest therein unless and until the Purchaser (i) complies with all applicable requirements of the Securities Act and all applicable state securities laws and (ii) in the absence of an effective registration statement, provides the Company with an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Shares may be sold, transferred, assigned or disposed of without registration of the Shares under the Securities Act, and without violation of any applicable state securities laws (including any investor suitability standards).

(j) The Purchaser understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the applicability of specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and the suitability of the Purchaser to acquire the Shares.

(k) The Purchaser understands that no federal or state agency has passed on, has recommended or has endorsed the merits of the Shares.

(l) No broker or finder has acted for the Purchaser in connection with its purchase of the Shares and no broker or finder is entitled to any broker’s or finder’s fees or other commissions in connection therewith based on agreements between the Purchaser and any broker or finder.

(m) The Purchaser understands that appropriate restrictive endorsement(s) substantially as set forth below, will be placed upon the certificates evidencing the Shares subscribed to hereby to reflect the foregoing and that the Company will give appropriate stop transfer instructions to the person(s) in charge of the transfer of its securities.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND

APPLICABLE STATE SECURITIES LAWS OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH PLEDGE, HYPOTHECATION, SALE OR TRANSFER IS EXEMPT THEREFROM UNDER ANY SUCH ACT AND APPLICABLE STATE SECURITIES LAWS.

ARTICLE 3

REGISTRATION RIGHTS

3.1 Registration Rights.

(a) The Company shall undertake to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 (or such other form as the Company deems appropriate) (the “Registration Statement”) to effect the registration under the Securities Act of 1933, as amended (the “Securities Act”) and relevant state securities laws of the Shares in connection with the disposition of the Shares by the Purchaser, from time to time in the open market, in one or more transactions (which may involve block transactions), in negotiated, underwritten, or other transactions or through a combination of such methods of sale, at market prices prevailing at the time of sale, at prices relating to such prevailing market prices or at negotiated prices. The Company shall use its best commercially reasonable efforts to obtain effectiveness of the Registration Statement as soon as practicable, and shall notify the Purchaser promptly upon the Registration Statement being declared effective by the SEC.

(b) All expenses of the Company associated with the preparation of the Registration Statement and the filing thereof shall be borne by the Company, including the payment of any applicable listing, blue sky compliance and printing fees. The Purchaser shall be responsible for fees and expenses of its own counsel and any broker fees and commissions or underwriting discounts, and transfer taxes, if any, payable with respect to any resale of the Shares. In connection with the Registration Statement, but subject to the limitations of Section 3.2 hereof, the Company will prepare and file with the SEC and any state securities commissions such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and Rule 415 thereunder with respect to the disposition of all the Shares covered by such Registration Statement. Notwithstanding the foregoing, the Company will only be required to maintain the effectiveness of the Registration Statement with respect to the Shares registered thereunder for resale by the Purchaser, until the earlier of (i) such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by the Purchaser set forth in such Registration Statement, or (ii) one year from the effective date of the Registration Statement.

(c) The Company shall furnish to the Purchaser such number of copies of the Registration Statement and of each amendment and supplement thereto, such number of copies of the prospectus included in such Registration Statement and such other related documents as such Purchaser may reasonably request in order to facilitate the disposition of the Shares by such Purchaser.

3.2 Information from Purchaser. The Purchaser shall furnish to the Company such information regarding such Purchaser and its proposed method of distribution of the Shares as the Company may from time to time request and as shall be required by law to effect and maintain the registration of such Shares under the Securities Act and any state securities laws.

3.3 Agreements of the Company. The Company shall use reasonable efforts to (i) register and qualify the Shares under such other securities or “blue sky” laws of such jurisdictions in the United States as the Purchaser shall reasonably request, and (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the effectiveness of the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.3, (B) subject itself to general taxation in any jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause the Company undue expense or burden, or (E) make any change in its charter or bylaws, which in each case the Company’s Board of Directors determines to be contrary to the best interests of the Company and its shareholders.

3.4 Transfer of Shares After Registration; Suspension.

(a) The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 3.1 and as described below or as permitted by the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (A) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) provide the Purchaser copies of any documents filed pursuant to Section 3.4(b)(ii)(A); and (C) inform the Purchaser that the Company has complied with its obligations in Section 3.4(b)(ii)(A) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 3.4(b)(ii)(A) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (A) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related prospectus or for additional information; (B) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; (D) of any event or circumstance which necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (E) the occurrence or existence of any pending corporate development that, in the reasonable discretion of the Company, makes it appropriate to suspend the effectiveness of the Registration Statement and the related prospectus; then the Company shall immediately deliver a certificate in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchaser will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Purchaser’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable within 30 calendar days after delivery of a Suspension Notice to the Purchaser.

(d) Notwithstanding the foregoing paragraphs of this Section 3.4, the Purchaser shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than four occasions of not more than 30 days each in any twelve month period.

(e) If a Suspension is not then in effect, the Purchaser may sell Shares under the Registration Statement, provided that the Purchaser arranges for delivery of a current prospectus to the transferee of such Shares. Upon receipt of a request therefor, the Company agrees to provide an adequate number of current prospectuses to the Purchaser and to supply copies to any other parties requiring such prospectuses.

ARTICLE 4

MISCELLANEOUS

4.1 Notices. All notices and other communications provided for herein shall be in writing and delivered by hand, mailed (registered or certified mail) or sent by facsimile transmission to the Purchaser at the address set forth on the signature page hereof and to the Company at the addresses or facsimile number set forth below:

If to the Company:	451 Kingston Ct Mount Prospect Il 60056 8473919400 Attention: Chief Executive Officer Facsimile: (847) 299-9609

with a copy to:	Pepper Hamilton LLP 400 Berwyn Park 899 Cassatt Road Berwyn, PA 19312-1183 Attention: Michael P. Gallagher, Esq. Facsimile: (610) 640-7835

The address of the Company for the purposes of such notice may be changed from time to time by a similar notice to be effective ten (10) days after such change is supplied.

4.2 Supplements and Amendments. Any amendment or supplement to this Agreement shall require the written consent of the Company and the Purchaser.

4.3 Successors. Except as otherwise specified in this Agreement, all the covenants and provisions of this Agreement by or for the benefit of the Company or the Purchaser shall bind and inure to the benefit of their respective successors and assigns hereunder.

4.4 Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Purchaser, any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Purchaser.

4.5 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Agreement shall become effective on the date on which each party hereto shall have received counterparts hereof executed by each of the parties hereto. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart of this Agreement.

4.6 Entire Agreement. This Agreement, the Settlement and Release embody the entire agreement and understanding among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

4.7 Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative, legal and enforceable to the maximum extent permitted in such jurisdiction or in such case.

4.8 Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed under seal, as of the day and year first above written.

ISCO INTERNATIONAL, INC.

By:	/s/ Frank Cesario

Name: Frank Cesario Title: Chief Financial Officer

MORGAN & FINNEGAN, L.L.P

By:	/s/ John F. Sweeney

Name: John F. Sweeney Title: Partner

Address:

345 Park Ave.

New York, NY 10154-0053

Facsimile:	(212) 751-6849